UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 25, 2007

THE SERVICEMASTER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14762	36-3858106
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee 38120

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (901) 597-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12)

☐  Pre-commencement communications pursuant to Rule 14d - 2(b) under the Exchange Act (17 CFR 240.14d(b))

☐  Pre-commencement communications pursuant to Rule 13e - 4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On May 25, 2007, The ServiceMaster Company (“ServiceMaster”) sent a notice to all participants in the ServiceMaster Profit Sharing and Retirement Plan (the “Plan”) informing them of a blackout period to be imposed on all transactions involving the ServiceMaster Stock Fund under the Plan in connection with the merger (the “Merger”) of ServiceMaster with CDRSVM Topco, Inc., a corporation formed by a private investment fund managed by Clayton Dubilier & Rice, Inc., pursuant to which CDRSVM Topco, Inc. will acquire all the outstanding common stock of ServiceMaster for cash.

The blackout period is necessary for the Plan trustees to clear all pending trades, determine all final share balances and reinvest the cash proceeds.  The notice stated that the blackout period will begin three business days immediately preceding the expected completion of the Merger and end two business days after the Plan has received cash for the shares exchanged in the Merger.  Therefore, the blackout period is expected to begin during the week of June 24, 2007 and end during the week of July 1, 2007.

During the blackout period and for a period of two years after the ending date of the blackout period, holders of ServiceMaster common stock and other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period by sending a written request to The ServiceMaster Company, Corporate Secretary, 860 Ridge Lake Boulevard, Memphis, Tennessee 38120, or by calling (901) 597-1400.

On May 25, 2007, ServiceMaster received notice of the blackout period pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974.

On June 1, 2007, ServiceMaster sent a notice to its directors and executive officers informing them of the blackout period.

A copy of the notice which was provided to ServiceMaster’s directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 5.04.

Where You Can Find Additional Information

In connection with the acquisition of ServiceMaster by CDRSVM Topco, Inc., ServiceMaster filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) and furnished the definitive proxy statement to ServiceMaster stockholders. SERVICEMASTER STOCKHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE ACQUISITION.

ServiceMaster stockholders and other interested parties can obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  ServiceMaster stockholders and other interested parties can also obtain, without charge, a copy of the proxy statement and other relevant documents by directing a request by mail or telephone to The ServiceMaster Company, 3250 Lacey Road, Suite 600, Downers Grove, Illinois 60515, Attention: Corporate Secretary, telephone: 630-663-2000, or from ServiceMaster’s website, www.svm.com.

ServiceMaster and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from stockholders of ServiceMaster with respect to the proposed acquisition.  Information regarding the persons who may be considered “participants” in the solicitation of proxies, and their beneficial ownership of ServiceMaster common stock, is set forth in the preliminary proxy statement described above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Notice of Blackout Period to Directors and Executive Officers of The ServiceMaster Company, dated June 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2007	THE SERVICEMASTER COMPANY

	By:	/s/ Jim L. Kaput
Jim L. Kaput
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Notice of Blackout Period to Directors and Executive Officers of The ServiceMaster Company, dated June 1, 2007